UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 24, 2008

OASIS ONLINE TECHNOLOGIES CORP

(Exact name of registrant as specified in its charter)

Minnesota	000-17064	41-1430130
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4710 E. Falcon Drive, Suite 213
Mesa, AZ 85215
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (480) 634-5840

________________________________________________________
(Former name or former address, if changed since last report.)

Copies to:
Gregory Sichenzia, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 EXPLANATORY NOTE

           This Amendment to the Current Report on Form 8-K filed on October 29, 2008 filed by Oasis Online Technologies Corp (the "Company") to amend and restate Item 9.01 in its entirety in order to correct information inadvertently left out of the exhibit filed with the original 8-K. The changes specifically relate to a quote by SVC Cards that was included in the press release but was not included in the filed exhibit.

Item 1.01. Entry into a Material Definitive Agreement.

           On October 24, 2008, Oasis Online Technologies Corp ("Oasis") entered into a Revenue Share Agreement (the "Revenue Agreement") with SVC Cards, Inc. ("SVC"), pursuant to which SVC has agreed to enter into distribution agreements with Oasis so that Oasis can market SVC financial products to Oasis customers and contacts. The following are a few of the SVC products covered under the Revenue Agreement: Card of America, Allow Card, Flex Wireless, Flex EFS, and Amerinet ACH.

           Under the Revenue Agreement, the parties agree to share revenue generated from the sale and continued use of the SVC Products by Oasis and/or Oasis' customers for those sales generated. The term of the Revenue Agreement will be for a period of three (3) years from the date the Revenue Agreement was signed. The parties hereby agree to share revenue under the Revenue Agreement in the following manner: Oasis will receive sixty percent (60%) of net sales revenues (generated by customers who were referred by Oasis). Once Oasis has distributed 10,000 cards/accounts, Oasis' revenue share will increase to sixty five percent (65%) of net sales revenues. SVC will receive sixty percent (60%) of net sales revenues generated by customers who were referred by SVC and which purchase any of the Oasis' current or future products. Once SVC has distributed 10,000 units SVC revenue share will increase to sixty five percent (65%) of net sales revenues.

More information about and a copy of the Revenue Agreement will be attached as Exhibit 10.1 to the Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2008 to be filed by the Company with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated October 29, 2008, announcing the Registrant's entry into Revenue Share Agreement with SVC Cards, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Oasis Online Technologies Corp

October 29, 2008	By: /s/ Erik Cooper
Erik Cooper Chief Executive Officer